Filed Pursuant to Rule 497(e)
Securities Act File No. 333-134979
Investment Company Act File No. 811-21908

Invested in meaningful change

THE BLUE FUND GROUP

THE BLUE LARGE CAP FUND

Supplement dated March 18, 2008

to the

Prospectus and Statement of Additional Information dated April 30, 2007

On March 14, 2008, the Board of Trustees of The Blue Fund Group approved a proposed investment in The Blue Large Cap Fund (the “Fund”) by the Mai 2006 GST Exempt Family Trust (the “Mai Trust”) in the approximate amount of $9.5 million.  The investment is expected shortly, and will comprise approximately 92% of the Fund’s assets at the time of the investment.

The Mai Trust’s beneficiaries include a control person of Cornwall Equities, LLC (“Cornwall Equities”), which is a 35% owner of Blue Investment Management, LLC, the investment advisor for the Fund (the “Investment Advisor”).  Cornwall Equities does not currently have a voting interest in the Investment Advisor, but may obtain voting and other consent rights in the future. The Mai Trust’s beneficiaries also include several other individuals who are beneficiaries of other trusts that own an economic interest in Cornwall Equities.

The Mai Trust will retain the right to submit one or more redemption requests from time to time with respect to its shares of the Fund.  However, if the Mai Trust submits one or more redemption requests within 90 days after the investment, the Mai Trust will reimburse the Fund for the portion of the commission costs paid by the Fund to liquidate the securities for the redemption request that would otherwise be borne by shareholders of the Fund other than the Mai Trust.  Such portion of the commission costs will be calculated as follows for any redemption within 90 days after the investment:  (a) divided by (b), with the result multiplied by (c), where (a) is the Fund’s net assets attributable to shareholders other than the Mai Trust, (b) is the Funds’ net assets, and (c) is the commission cost related to the sale of assets relating to the payment of the redemption request by the Mai Trust.  The Mai Trust has also agreed that the Fund may pay redemption proceeds within seven calendar days of any redemption order in accordance with Section 22(e) of the Investment Company Act of 1940 (the “1940 Act”), notwithstanding the provision contained in current Fund prospectus that requires redemption proceeds to be paid within three business days of the redemption order.

Investment decisions for the Mai Trust are made by Bruce Rosenblatt, who serves as one of the Trustees of the Mai Trust.  Mr. Rosenblatt may direct the Mai Trust, based on the recommendation of control persons of Cornwall Equities, at any time or from time to time to reduce the downside market risk of the Mai Trust’s investment in the Fund.  Specifically, the Mai Trust may, directly or indirectly, purchase at the money or out of the money puts, individually or as a basket, on up to 35 of the approximately 72 stocks owned by the Fund.  The Mai Trust has stated to the Board of Trustees of the Fund that it does not believe that the purchase of any such puts would have any material adverse effect on the price of the securities held by the Fund, and has agreed that it will not effect any put transactions if it believes that the put transactions are likely to have a material adverse effect on the price of securities held by the Fund.  The Investment Advisor has also stated to the Board of Trustees of the Fund that it does not believe that the purchase of any such puts by the Mai Trust would have any material adverse effect on the price of securities held by the Fund.

The Mai Trust has agreed to vote all shares of the Fund owned by it in the same proportion as the vote of all other holders of shares of the Fund, on all matters which may come before the shareholders of the Fund.  Additionally, the Mai Trust has agreed that none of the Mai Trust, Cornwall Equities or any related persons will use any non-public information relating to the Fund (including its holdings) in connection with its investment in the Fund or related transactions (including the puts referred to above).

Promptly following the investment by the Mai Trust in the Fund, the Investment Advisor will invest the proceeds in accordance with the principal investment strategies described in the prospectus.  The Fund generally purchases securities at the opening of the market day, and generally purchases shares in 100 share lots to avoid odd lots.

BLU-SP 0308